EXHIBIT 10b

                         FIRST AMENDMENT TO CONVERTIBLE
                          DEBENTURE PURCHASE AGREEMENT
                          ----------------------------


         THIS FIRST AMENDMENT TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT is entered into this 22nd day of July, 1997 by and among PLC Systems Inc, Southbrook International Investments, Ltd., HBK Cayman, L.P., HBK Offshore Fund, Ltd., and Brown Simpson Strategic Growth Fund, LP.

         WHEREAS all of the parties, [other than Brown Simpson Strategic Growth Fund, LP , a New York limited partnership (hereinafter "BSSGF")], have entered into the Convertible Debenture Purchase Agreement dated July 17, 1997 (the "Agreement") whereby the Purchasers agreed to purchase, and the Company agreed to sell up to $20,000,000 of the Convertible Debentures; and

         WHEREAS BSSGF desires to participate in the financing upon the same terms and conditions set forth in the Agreement whereby BSSFG shall invest $75,000 in the Tranche 1 Closing and up to an additional $75,000 in the Tranche 2 Closing; and

         WHEREAS, all of the parties are willing to allow BSSGF to participate in accordance with the terms and conditions set forth herein;

         NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged, the parties hereby agree as follows:

         1. Incorporation of Terms and Conditions. Unless otherwise set forth herein, all defined terms herein have the meaning ascribed to them in the Agreement and for purposes of this Amendment, all representations, warranties and covenants in the Agreement made by the Company are hereby deemed to be fully made to BSSGF as if made on the date hereof. All other terms of the Agreement and the Operative Documents not expressly modified herein are ratified and confirmed in all respects. This Amendment, the Agreement and the Operative Documents as referenced therein constitute the complete and entire agreement among the parties.

         2. Additional Financing. BSSGF hereby agrees to invest $75,000 upon the same terms and conditions, including pricing terms, as provided in the Tranche 1 Closing. The closing shall take at Robinson Silverman on or before July 24, 1997. BSSGF also agrees to invest up to an additional $75,000 upon the same terms and conditions as provided for the Tranche 2 Closing. All references in the Agreement and the other Operative Documents referencing "$10,000,000" in funding for either tranche are hereby amended to read "$10,075,000" and all references in the Agreement to a "$20,000,000" aggregate financing are hereby amended to read "$20,150,000." All references in the Debentures to a maximum of 1,000,000 shares to be issued upon conversion of the Debentures is hereby amended to read "1,007,500." Any and all references to Warrants for Tranche 1 Financing shall be increased from warrants to purchase 65,000 shares of Common Stock to warrants to purchase 69,875 shares of Common Stock with the warrant for the additional 4,875 shares issuable to BSSGF.

         3. Representations by BSSGF. BSSGF hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, subject to modification as set forth in this Amendment. BSSGF hereby warrants and represents that all of its limited partners are accredited investors within the meaning of Regulation D of the 1933 Act. BSSGF hereby warrants and represents that its general partner is Brown Simpson Capital, LLC ("BSC"), and that two of the three members of BSC are "accredited investors" as defined in Regulation D but that one of the members is not an "accredited investor" within the meaning of Regulation D of the 1933 Act. However, BSSGF hereby warrants and represents to the Company that it and its general partner have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment and that BSSGF and BSC have not been organized for the purpose of acquiring the Debentures and Warrants and shares of Common Stock issuable thereunder.

         4. Issuance of Debenture and Warrants; Registration Rights. Upon receipt of the Tranche 1 funding by BSSGF in the amount of $75,000.00, the Company shall cause to be issued to BSSGF the Debenture and Warrant in the forms attached hereto as Exhibits "A" and "B". Any and all securities issuable to BSSGF hereunder shall be includable in any and enjoy all of the benefits and privileges of any and all registration statements as set forth in the Registration Rights Agreement.

         5. Notices. Any notices required under the Agreement shall also be sent to BSSGF as follows: Brown Simpson Strategic Growth Fund, L.P., c/o Brown Simpson Capital, LLC., Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019 (Facsimile no. 1-212-247-1329), Attention: Mr. Mitchell Kaye.

         6. Exclusivity. By executing this Agreement, each of the Purchasers set forth in the Agreement hereby consent to the addition of BSSGF as a Purchaser in accordance with the provisions of Section 2.1(o) of the Agreement.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first written above.

                                           PLC SYSTEMS INC.


                                           By:_______________________
                                                 Name:
                                                 Title:

                                           SOUTHBROOK INTERNATIONAL
                                             INVESTMENTS, LTD.


                                           By:_______________________
                                                 Name:
                                                 Title:

                                           HBK CAYMAN L.P.


                                           By:_______________________
                                                 Name:
                                                 Title:

                                           HBK OFFSHORE FUND LTD.


                                           By:_______________________
                                                 Name:
                                                 Title:

                                           BROWN SIMPSON STRATEGIC
                                             GROWTH  FUND, LP
                                           By:  Brown Simpson Capital LLC,
                                                  General Partner


                                           By:_______________________
                                                Matt Brown, Member,
                                                duly authorized



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